Exhibit 99.1

AVCtechnologies Completes Strategic Acquisition of

Ribbon’s Kandy Communications

Creates an end-to-end Cloud Managed Services company with a comprehensive suite of Unified Communications as a Service (UCaaS), Communications Platform as a Service (CPaaS), and Contact Center as a Service (CCaaS) capabilities

Atlanta, GA and Westford, MA December 2, 2020 – American Virtual Cloud Technologies, Inc. (NASDAQ: AVCT) and Ribbon Communications Inc. (NASDAQ:RBBN) today announced that they have completed the previously announced acquisition of Kandy Communications (Kandy) by AVCT.

Kandy complements AVCT’s April 2020 acquisition of Stratos Management Systems, Inc. (dba Computex Technology Solutions) by providing a full suite of UCaaS, CCaaS, and CPaaS products to serve the rapidly growing cloud communications market. Customers today demand a highly reliable, secure, and scalable communications platform along with a world class customer experience. AVCtechnologies offers end-to-end services spanning from managed IT solutions, managed services, and cloud communications, delivered by certified experts to provide exceptional white glove customer experience to business customers, service providers, independent software vendors, and system integrators. AVCtechnologies is now positioned as a premier white label provider of choice for UCaaS, CCaaS and CPaaS.

“We are very pleased to welcome Kandy to the AVCtechnologies family,” said Xavier Williams, Chief Executive Officer of AVCtechnologies. Williams added “Kandy will be our linchpin, enabling us to provide carrier grade, global cloud communications that address the needs of medium and large enterprises. As the velocity of public, hybrid, and private cloud communications continues, we are in a fortunate position to be able to focus on execution while competitors in our space need to concentrate on platform capabilities, global expansion and improved customer experience. Kandy’s world class, globally-deployed, carrier grade, white-labeled proprietary communications platform gives AVCtechnologies the ability to solve customer communication needs. Kandy’s platform, significant growth trajectory, and global marquee customer and partner base, including AT&T, City of Los Angeles, IBM, and Etisalat (the largest telecom provider in the UAE), accelerates our go to market plans and enables us to expand our award-winning portfolio.”

Bruce McClelland, Ribbon’s CEO, stated “We are impressed with the depth of talent and vision of the AVCtechnologies’ management team and believe that with the addition of the innovative Kandy team, the company will continue to provide excellent service to channel partners and customers. We are confident that AVCT is poised to unlock additional value with Kandy, and we are excited to be a shareholder of the Company.”

The transaction was completed pursuant to the terms of an amended and restated purchase agreement. At the closing, AVCT issued to Ribbon units of securities consisting of convertible debentures in an aggregate principal amount of approximately $45 million and warrants to purchase an aggregate of approximately 4.5 million shares of AVCT’s common stock for an exercise price of $0.01 per share. The purchase price is subject to adjustment based on the net working capital of the Kandy business as of the closing date. In connection with the closing of the transaction, an affiliate of Navigation Capital Partners, Inc. entered into a subscription agreement with AVCT, pursuant to which it purchased $10 million in the same units of securities issued to Ribbon, and committed to purchase up to an additional $25 million of such units to provide the Company working capital to fund its anticipated growth.

About AVCtechnologies

AVCtechnologies provides comprehensive and innovative cloud based UCaaS, Cybersecurity, and IT solutions for over 900 enterprise customers, including 350+ managed service clients. Our mission is to be your partner for the delivery of reliable and secure managed cloud services, hardware, and software with an excellent customer experience. For more information, visit avctechnologies.com.

About Kandy

Kandy is a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, and CCaaS capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information visit kandy.io.

About Ribbon

Ribbon Communications (Nasdaq: RBBN) delivers global communications software and packet and optical network solutions to service providers, enterprises and critical infrastructure sectors. We engage deeply with our customers, helping them modernize their networks for improved competitive positioning and business outcomes in today’s smart, always-on and data-hungry world. Our innovative, end-to-end solutions portfolio delivers unparalleled scale, performance, and agility, including core to edge IP solutions, cloud-native offers, leading-edge software security and analytics tools, as well as 5G-ready packet and optical networking solutions acquired via our recent merger with ECI Telecom. To learn more about Ribbon visit rbbn.com.

Non-Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Important Information Regarding Forward-Looking Statements

This release contains forward-looking statements concerning AVCtechnologies, Kandy and Ribbon, the anticipated results of the transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of AVCtechnologies and Ribbon, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “seek,” “see,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project,” “target” or similar words, phrases or expressions, and include statements regarding the anticipated benefits of the acquisition of Kandy by AVCtechnologies and the future results of the combined business. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control, such as statements about the consummation of the proposed transaction.

Factors that could cause actual results to differ materially from those in the forward-looking statements include risks that the new businesses will not be integrated successfully; failure to realize anticipated benefits of the combined operations; potential litigation relating to the transaction and disruptions from the transaction that could harm AVCtechnologies’ or Ribbon’s business; ability to retain key personnel; the potential impact of consummation of the transaction on relationships with third parties, including customers, employees and competitors; and conditions in the capital markets. The foregoing list of factors is not exhaustive. All of the parties’ forward-looking statements involve risks and uncertainties (some of which are significant or beyond the parties’ control) and assumptions that could cause actual results to differ materially from their respective historical experience and present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the most recent respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of the parties, as well as the other documents filed by the parties from time to time with the SEC. The parties caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Neither AVCtechnologies nor Ribbon undertakes any obligation to publicly update or revise any of forward-looking statements after the date they are made, whether as a result of any changes in circumstances or new information, future events or otherwise, except to the extent required by applicable law.

PRESS / ANALYST CONTACTS

American Virtual Cloud Technologies, Inc.

Thomas King

+1 (404) 239-2863

info@avctechnologies.com

Ribbon Communications, Inc.

Investor Relations

Monica Gould

+1 (212) 871-3927

IR@rbbn.com

North American Press

Dennis Watson

+1 (214) 695-2224

dwatson@rbbn.com

APAC, CALA & EMEA Press

Catherine Berthier

+1 (646) 741-1974

cberthier@rbbn.com

Analyst Relations

Michael Cooper

+1 (708) 212-6922

mcooper@rbbn.com

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